SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                              _________


                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 23, 1998



                            MID-AMERICA BANCORP
            (Exact Name of Registrant as specified in Charter)


   Kentucky                      1-10602               61-10112933
 (State or other               (Commission             (IRS Employer
  jurisdiction of               File Number)            Identification No.)
  incorporation)


500 West Broadway, Louisville, Kentucky                 40202
(Address of principal executive offices)               (Zip code)


Registrant's telephone number,
  including area code:  (502) 589-3351

                           N/A
    (Former name or former address, if changed since last report.)

               INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6, and 8 are not applicable and are omitted form this Report.

Item 5.  Other Events

          On February 23, 1998, the Board of Directors of Mid-America Bancorp (the "Company") declared a dividend of one Junior Participating Preferred Stock Purchase Right on each outstanding share of the Company's common stock, as set forth in the Rights Agreement dated as of February 23, 1998, between the Company and Mid-America Bank of Louisville and Trust Company. The dividend distribution will be made on March 13, 1998, payable to shareholders of record on that date.

Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

               (a)  Financial Statements of Business Acquired.

                    Not Applicable.

               (b)  Pro Forma Financial Information.

                    Not Applicable

               (c)  Exhibits.

    The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS          EXHIBIT

     4 and 10.1          Rights Agreement dated February 23, 1998
                         between Mid-America Bancorp and Mid-America
                         Bank of louisville and Trust Company.


          99             Press Release dated February 24, 1998


                              SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MID-AMERICA BANCORP



Date: February    , 1998           By   /s/ Bertram W. Klein
                                        Bertram W. Klein
                                        Chairman of the Board